EXHIBIT 10.(i)

THE L.S. STARRETT COMPANY

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) is entered into as of April 29, 2005 by and among THE L.S. STARRETT COMPANY, a Massachusetts corporation with its chief executive office at 121 Crescent Street, Athol, Massachusetts 01331 (the “Borrower”) and Fleet National Bank, as Agent (the “Agent”), and in its capacity as a Lender (“Fleet Bank”) under the Credit Agreement, as defined below, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

R E C I T A L S

WHEREAS, the Borrower, the Agent and Fleet Bank have previously entered into a Credit Agreement dated as of June 13, 2000, as amended by a First Amendment dated as of March 1, 2004 (as amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and Fleet Bank has agreed to permit such modifications to the Credit Agreement on the terms set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and Fleet Bank from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments to Credit Agreement.

1. The following defined term appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Revolving Credit Termination Date” means the earlier of (i) September 13, 2007, and (ii) the date of any acceleration of the Loans pursuant to Section 6.01.

2. Section 2.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b) Letters of Credit. Subject to the terms and conditions set forth herein, and so long as no Default or Event of Default has occurred which is continuing, the Borrower may request, and the Issuer agrees to issue, on any Business Day Letters of Credit for the account of the Borrower, provided that the aggregate outstanding amount of all Letters of Credit and all Unpaid Drawings (after giving effect to such request) shall not exceed the lesser of (i) $3,000,000, and (ii) the Unused Revolving Credit Commitment. Unless otherwise agreed to by the

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Issuer and each Lender, each Letter of Credit shall by its terms terminate or be terminable by the Issuer on such date that would result in all drawings thereunder, or any acceptances created thereunder, being funded pursuant to the terms thereof prior to the earlier of (x)(a) in the case of Standby Letters of Credit, the date which occurs twelve (12) months after the date of issuance thereof (although any such Letter of Credit may be extendable for successive periods of up to twelve (12) months, but not beyond the (6th) sixth Business Day prior to the Revolving Credit Termination Date, on terms reasonably acceptable to the Issuer), and (b) in the case of Trade Letters of Credit, the date which occurs six (6) months (or up to one year with the consent of the Issuer) after the date of the issuance thereof, but not beyond the fifteenth (15th) Business Day prior to the Revolving Credit Termination Date.

3. Schedule 4.08 (“List of Subsidiaries”) is hereby deleted and new Schedule 4.08 attached to this Amendment is substituted in its stead.

B. Representations and Warranties. The Borrower represents and warrants to the Agent and Fleet Bank that: (a) the Borrower has the full power and authority to execute, deliver and perform its respective obligations under, the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment has been duly authorized by all necessary action of the Board of Directors of the Borrower; (c) the representations and warranties contained or referred to in Article IV of the Credit Agreement are true and accurate in all material respects as of the date of this Amendment; and (d) no Event of Default has occurred and is continuing or will result after giving effect to this Amendment and the transactions contemplated by this Amendment and the Credit Agreement.

C. Other.

1. This Amendment shall take effect upon the receipt by the Agent of:

(i)	this Amendment duly executed by the Borrower, the Agent and Fleet Bank;

(ii)	Limited Guaranty executed by the Borrower in favor of Bank of America, N.A. (“BofA”) with respect to the obligations of The L.S. Starrett Co., LTD., a company organized under the laws of Scotland (“Starrett Ltd.”) all of the outstanding shares of which are owned, directly or indirectly, by the Borrower, and Starrett Precision Optical, a company organized under the laws of England and a wholly-owned subsidiary of Starrett Ltd., to BofA (the “UK Guaranty”);

(iii)	Limited Guaranty executed by the Borrower in favor of BofA with respect to the obligations of Starrett Industria E Comércio Ltda, a company organized under the laws of the Federal Republic of Brazil to BofA (the “Brazil Guaranty”);

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(iv)	Corporate Authorizations:

a.	Bringdown Certificate with respect to this Amendment and the UK Guaranty executed by the Assistant Secretary of the Borrower with regard to resolutions, organizational matters and officer incumbencies previously certified on June 13, 2000; and

b.	Certificate with respect to the Brazil Guaranty executed by the Assistant Secretary of the Borrower with regard to organizational and authority matters.

(v)	Good Standing Certificate certified by the Secretary of the Commonwealth of Massachusetts; and

(iv)	payment of all reasonable costs and expenses (including, without limitation, the reasonable costs and expenses of the Agent’s counsel) incurred by the Agent in connection with this Amendment.

2. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the Borrower, the Agent and Fleet Bank in accordance with Section 9.06 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

WITNESSED:	THE L.S. STARRETT COMPANY

/s/ Roy V. Lake	By:	/s/ Roger U. Wellington, Jr.
Roy V. Lake		Roger U. Wellington, Jr.
Print Name		Vice President, Treasurer and Chief Financial Officer

AGENT:

FLEET NATIONAL BANK, as Agent

	By:	/s/ Elise M. Russo
Elise M. Russo
Senior Vice President

LENDER:

FLEET NATIONAL BANK

	By:	/s/ Elise M. Russo
Elise M. Russo
Senior Vice President

[Signature Page: L.S. Starrett Second Amendment]

SCHEDULE 4.08

LIST OF SUBSIDIARIES OF THE L.S. STARRETT COMPANY

Name	Owner	Percentage Ownership	Organizational Jurisdiction	Consolidated Domestic Subsidiary (Y/N)
STARRETT SECURITIES CORPORATION	The L.S. Starrett Company	100%	MA	Y

EVANS RULE COMPANY, INC.	The L.S. Starrett Company	100%	NJ	Y

	Evans Rule Companies, Inc.	100%	Dominican Republic	N

TAYLOR INVESTMENTS, INC.	Evans Rule Company, Inc.	100%	NJ	Y

E-R RULE COMPANY OF PUERTO RICO, INC.	Taylor Investments, Inc.	100%	NJ	Y

THE L. S. STARRETT CO. OF CANADA LIMITED	The L.S. Starrett Company	100%	Ontario	N

THE L. S. STARRETT COMPANY LIMITED	The L.S. Starrett Company	100%	Scotland	N

STARRETT PRECISION OPTICAL LIMITED	The L.S. Starrett Company Limited	100%	England	N

STARRETT GMBH	The L.S. Starrett Company Limited	100%	Germany	N

STARRETT INDUSTRIA E COMMERCIO LTDA.	The L.S. Starrett Company	100%	Brazil	N

	Starrett Industria E Commercia Ltda	100%	Argentina	N

LEVEL INDUSTRIES, INC.	The L.S. Starrett Company	100%	MA	Y

THE L.S.STARRETT COMPANY OF MEXICO, S. de R.L. de C.V.	The L.S. Starrett Company	100%	Mexico	N

STARRETT TOOLS (SUZHOU) CO. LTD	The L.S. Starrett Company	100%	China	N

STARRETT TOOLS (SHANGHAI) CO. LTD	The L.S. Starrett Company	100%	China	N

THE L.S. STARRETT CO. OF AUSTRALIA PTY LTD	The L.S. Starrett Company	100%	Australia	N

STARRETT METROLOGY SERVICES, INC. (Inactive Since 12/27/03)	The L.S. Starrett Company	100%	DE	Y

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